MODIFICATION OF LOAN AGREEMENT

      This Modification of Loan Agreement (the "Modification") is made as of this 11th day of April, 1997 by and among MACE SECURITY INTERNATIONAL, INC., a Vermont corporation with its principal office and place of business at 160 Benmont Avenue, Bennington, Vermont 05201 ("Borrower") and KEYBANK NATIONAL ASSOCIATION (formerly known as Key Bank of New York), a national banking association with an office for the transaction of business at 66 South Pearl Street, Albany, New York 12207 ("Bank").

      WHEREAS, the Borrower and the Bank entered into a Loan Agreement dated October 31, 1996 (the "Loan Agreement"); and

      WHEREAS, the terms of the Loan Agreement required the Borrower to meet certain financial performance criteria; and

      WHEREAS, Borrower has requested that the Bank waive the requirement that Borrower comply with the financial performance criteria for the fiscal quarters which ended December 31 1996 and March 31, 1997; and

      WHEREAS, the Bank has agreed to said waivers in consideration of Borrower modifying the calculation of the "Borrowing Base" (as the quoted term is defined in the Loan Agreement) and paying the Waiver Fee (hereinbelow defined);

      NOW, THEREFORE, the parties hereto hereby agree as follows:

      1. DEFINITIONS. All capitalized terms used herein not otherwise defined herein or defined by the context of their usage, shall have those definitions set forth in the Loan Agreement.

      2. MODIFICATIONS OF 7(e) AND (f).

            (a) The definition of Borrowing Base set forth in the Loan Agreement is modified to the following:

      "The "Borrowing Base" shall be fifty (50%) percent of Eligible Accounts Receivable."

            (b) The definition of Eligible Inventory and the concept of using Eligible Inventory in calculating the Borrowing Base are deleted.

            (c) "Eligible Accounts Receivable" and "Eligible Accounts" shall now mean all accounts receivable in excess of $3,000,000.00 recorded on the Borrower's books in accordance with generally accepted accounting principals ("GAAP") consistently applied, aged not more than sixty (60) days from the due date which meet the criteria in subparagraph (f) of covenant 7 of the Loan Agreement but shall not include any such account which is evidenced by an "instrument" or which constitutes "chattel paper".

            (d) At 7(f), subitem (16) is deleted and replaced with the following:

      "(16) If the account debtor does not have a substantial business operation in the United States or if the account arose from a sale of goods which were shipped outside the United States unless the account is supported by an irrevocable letter of credit or guaranteed by a party, in either instance fully acceptable to the Bank;"

      3. FINANCIAL PERFORMANCE COVENANT WAIVERS. The Bank hereby waives any failure of the Borrower to comply with the provisions of Covenants 8(d), 8(j), 8(k). 8(l) and 8(m) for the year ended December 31, 1996 and the rolling four quarter periods ended December 31, 1996 and March 3l, 1997.

      4. WAIVER FEE. Borrower shall pay the Bank a fee of $7,500.00 (the "Waiver Fee") as compensation for the Waiver as set forth in covenant 3 herein. The parties acknowledge that it is difficult to calculate the value of said waiver to Borrower but the Waiver Fee is a reasonable compensation for the waiver of rights by the Bank and the increased risk to the Bank evidenced by Borrower's failure to meet the financial performance criteria set forth in the Loan Agreement.

      5. NO FURTHER MODIFICATIONS. Except as modified herein, the Loan Agreement is hereby ratified and confirmed. To the extent necessary, if any, any other Loan Documents executed in conjunction with the Loan Agreement are hereby modified to reflect the terms of this Modification.

      IN WITNESS WHEREOF, the parties hereto have duly executed this Modification as of the day and year first above written.

                                       Mace Security International, Inc.



                                       By: /s/ Jon E. Goodrich, President
                                           -------------------------------------
                                           Name:
                                           Title:


                                       KeyBank National Association



                                       By: /s/ Michael D. Carroll
                                           -------------------------------------
                                           Michael D. Carroll
                                           Vice President


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